Company Presentation

August 2010

Background

- Advertising has been sold in a similar fashion across all media for the past 100 years
- Ad sales reps would call on ad agencies and buyers directly, and sell inventory on radio stations, TV networks and pages in newspapers and magazines
- Scarcity of premium inventory resulted in rich CPMs for owners of prime spots
- Life for sales reps, networks and publishers was great UNTIL…



The New York Times
VITAMINS
Open til 10pm
TOYOTA of Orlando

The Internet Ruined it all….

How The Internet Changed Everything....

- Scarcityis no longer an issue for advertisers
- Instead of a few brands delivering news and entertainment, there were thousands
- There was so much inventory that humans couldn't sell it all, so....
  - CPMs dropped and machines started automatically placing ads
  - Premium brands, like the NY Times, FOX, ESPN and Time, saw ad dollars flock to new places and users fragment the marketplace
- To replace the lost income, these publishers turned to ad networks who filled unsold inventory at extremely low CPMs ($0.05 – $1.00 in most cases)
- And, these Ad Networks stole user data from these sites
- This created a major dilemma for both Publishers and Advertisers...

Ad Networks Create a "Clear and Present Danger"

Issue	Risks
Brand	▪ Loss of brand control means marginalization and loss of brand equity ▪ Brand marginalization means lost access to branded reach budgets
Pricing	▪ Cannibalization of CPMs and no price integrity
User Experience	▪ Irrelevant, disruptive, non-endemic ads ruin UE for users/sponsors
Inventory	▪ Homogenized ad units eliminate content/ad-brand opportunities
Sales Channels	▪ Channel conflicts unavoidable; blocklists forfeit "reach" budgets
Audience Data	▪ Networks cookie/aggregate publishers' customers, commoditize value of proprietary audience and content, expose to predatory pricing
Customer Lists	▪ Networks use brands' customer lists for their own self-interest, selling to the competition, then forcing brands to repurchase their own customers

Publisher Dilemma

- **Top online publishers sell only 20-50% of their inventory directly to advertisers**
- **The remaining inventory is left for in-house ads or sold to 3rd party remnant ad networks for very low CPMs**
- **Even worse, remnant ad networks don't represent the publisher's interests**
  - Publishers can't program ads to match content
    3rd party remnant network ads typically lack endemic appeal, devalue brands with poor quality ads
  - Network budgets over-ride publisher performance
    Remnant networks profit from high volume, so efficiency is often ignored to fill orders
  - Channel conflicts
    Ad networks cannibalize direct sales/sponsorship efforts
  - Sponsorship opportunities are lost
    Machines can't "program" (advance-plan) ad campaigns for future content
  - **As inventory grows, the problem gets worse**
- **To protect themselves, Publishers block ad networks from selling to the top 1000 brands to avoid channel conflicts, resulting in an abundance of brand denigrating, low quality ads**
- **Audience theft is rampant via cookies placed by networks**
  - Publishers can shut off ad-networks altogether, but cookies get through any way (Rubicon or Ad Agencies)

Advertiser Conundrum

- **No efficient platform exists today to allow premium advertisers to buy premium reach at scale**

- **Quality brands are forced to buy "reach" from Google or other remnant networks instead, resulting in:**
  - Placement in inappropriate, unknown and/or poor quality environments
  - Wasted $$$ due to inaccurate targeting
  - Customer data theft

- **Even audience targeting at scale is a Trojan Horse**
  - Agencies "agent" for Google and audience networks
  - Brands forfeit their customers – their core equity – to competitors
  - And forced to purchase-back access to their own customer lists!

Ad Dollars Are Shifting, Creating An Even MORE Critical Challenge For The Industry

Shift In Consumption Leading Way For Ad Shift

- A significant imbalance exists today between where ad dollars are spent and where users spend their time



Media Consumption vs. Ad Spend, 2009
TV
Newspapers
Radio
Magazines
Online
0%
10%
20%
30%
40%
50%
% ad spending by media
% of time households spend by media

Source: Wall Street research, 2010

Display Ad Marketplace Growth

- US spending on online advertisements will reach $36.3 billion within 4 years, up from $22.7 billion last year



US Online Advertising Spending, 2008-2014 (billions and % change)
$23.4 (10.6%)
$22.7 (-3.4%)
$25.1 (10.8%)
$27.2 (8.4%)
$30.5 (12.1%)
$33.2 (8.9%)
$36.3 (9.3%)
2008
2009
2010
2011
2012
2013
2014

Source: eMarketer, May 2010

5to1 SOLVES THESE PROBLEMS

Bringing Brand Dollars Online

"One of the biggest obstacles preventing the market from correcting the imbalance of where consumers spend their time and how advertisers spend their money has been the lack of an efficient way for brand advertisers to reach professionally-produced content at scale. The 5to1 alliance is in a position to change that. This publisher-controlled platform enables efficient access to the alliance's inventory and will unlock access to pristine, brand-enhancing environments at the scale top marketers require."

- Wenda Harris Millard, President & COO of MediaLink LLC

5to1: Publisher-Controlled Ad Platform

- The world's first and only ad platform that **empowers** publishers to monetize **premium unsold** inventory without forfeiting control to 3rd party ad networks
- **5to1**:
  - Delivers 100% inventory **control**,
  - ensures brand and audience **protection**,
  - and price **integrity**, while
  - providing shared **scalability** and cost **efficiencies**


5:1
INVENTORY
Homepage Medrec
REVENUE DISCOVERY

- **5to1's premium-only** publisher network reaches over 300 million users across more than 30 brands ranging from Fox to Hearst, Discovery to Gannett, and offers advertisers **scale, premium placements** and the publishers that users **trust**

5to1 Unlocks Access to the Middle Tier for Premium Brands

New middle tier of advertising offers premium reach at scale for brand budgets looking to migrate online at substantially improved pricing over remnant



Super Premium (CPM $3-$30+)
Premium (unsold), Professional Content (CPM $1-5)
Tier 2, Professional Content (CPM $1-3)
True Remnant (CPM <$1)
Direct
5to1
True Remnant Ad Networks
▪ Front page, super-premium/sponsorships
▪ Direct sold (Internal or Rep), high touch, highly integrated
▪ Scarce inventory
▪ Major brands and new media brands with reach
▪ Premium, professional content, unsold,
▪ 1-2 clicks off front page, non-integrated
▪ Quality standards (no CPA, DR etc)
▪ No scarcity, highly scalable
▪ Transparent (but publisher controlled)
▪ Sits above daisy chain—better performing, first position inventory
▪ Non-professional, low value content
▪ Limited controls
▪ Subject to daisy chain, black-box
▪ No guarantee of timing or placement
20-30%
70-80%
Share of Inventory

5to1 Pricing Benefits for New Tier - Unsold Premium

5to1 reclaims Tier 2 Inventory and restores its value by **inserting human decision making** into the transaction between Publisher and Advertiser



Direct
Tier 2 – Unsold Premium
True Remnant
eCPM
Ad inventory
In-House Brand-direct
Fox
Turner
CBS
WSJ
NY Times
Glam
Federated
Gorilla
Sportgenic
5to1 Publisher-controlled Unsold Inventory Alliance
Turn remnant from commodity to premium by returning control to publishers
Optimizers: AdMeld Rubicon Pubmatic
DSPs: XPlusOne Turn Demand Invite
Exchanges: Right RocketFuel Interclick
Remnant Networks: ValueClick Google Ad.com Right Media Fox Audience Collective Specific Traffiq AdBrite

5:1

5to1 Technical Assets Bring Proprietary Value

Revenue Discovery Platform (*Publisher Gallery*)	Buy-Side Integration	Dynamic Transparency and Reporting (*Buyer and Seller*)
▪ Eliminates blocklists ▪ Opens up access to major media brands ▪ Guarantees premium placement ▪ Transparency means high quality ads	▪ Buying efficiency required ▪ Audience targeting required for direct sale ▪ Ad aggregators bring automated ad revenue	▪ Content confirmation means major ad brands will spend more dollars ▪ Double transparency means major ad brands can connect with major content brands

5to1 UI 3.0 – New Upgrade Launched Sep 1st

- Transformative UI key to aggregating major media network
- New speed, easy discovery means efficiency and minimal operating impact
- Now integrated with DSP platform and audience targeting



5:1
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INVENTORY
Add Page
Basketball
MLB
Homepage Medrec
Thursday Night Games
World Series
Story Page Medrec
NFL
NCAA Football
NCAA Men's Basketball
WNBA
Homepage Medrec
2,094 creatives
sort by: CPM (Descending)
viewing creatives 1-8
Brand Not Available
$3.00 CPM
Brand Not Available
$3.00 CPM
CalFinder
$3.00 CPM
Brand Not Available
$3.00 CPM
Dish Network
$3.00 CPM
AT&T
$3.00 CPM
The Land of Nod
$2.99 CPM
Dunkin' Donuts'
$2.99 CPM
REVENUE DISCOVERY
find ads...
CPM
$3.00+ (6)
$2.00+ (730)
$1.00+ (1425)
$0.01+ (2090)
Vertical
Brands
Keywords
home (192)
vacation (163)
phone (162)
plan (160)
See 96 more results
Schedule
Media Type
Campaign Targeting

The Business and The Opportunity

5to1: Unrivaled Distribution

- **5to1 enjoys unrivaled access to over 300M UUs (16B impressions) via 23 major media companies**
  - Senior management "buy-in"
  - Formal, signed agreements
  - Direct integration with ad operations
  - Placement outside of the "daisy chain"
  - No minimum inventory commitments
  - No cash or CPM guarantees
  - No block lists

- **CY 2011 reach projected at nearly 600M UUs from 100% premium publishers, in addition to 330M "non-premium" UUs (49B impressions)**

World Class Team, Advisors and Investors

200+ Years Senior Executive Digital Media Experience

Major Media Brand Veterans – Online Pioneers – Trusted Allies

James Heckman, Jr. *CEO*	New Media Advertising and Content visionary: 20+ years CEO/senior exec; Built five successful content/advertising networks (4 partnered/owned by major media – NFL, Fox, Yahoo, 5to1 syndicate); **Fox** CSO (architect/lead of **Google / MySpace** $900MM alliance); Scout CEO; Zazzle CSO; Publisher / **NFL Exclusive**; Rivals CEO; Rivals.net chair/founder.
Mark Stieglitz *COO*	Network Integration Expert: 20 years as product pioneer, GM - Zazzle Network; VP/Products, **Fox** Interactive Media (led **MySpace/Google** integration); VP/GM – IGN, product leader building analytics and scalable systems for **Oracle** and **IBM.**
Peter Foster *CRO*	CRO: Former head of sales for Fastclick, **Valueclick** and **Fox** Interactive's Photobucket. Digital ad network sales pioneer grew Fastclick from start-up to $100MM, led Valueclick sales to $200MM, turned around Photobucket's sales from <$2MM to $45MM in 15 months.
Mitchell Chun *Corporate Development*	EVP/Corp-Dev: 16 years experience leading M&A, and strategic initiatives for **Universal**, **News Corp/Fox**, and Fox Interactive Media. Built business model with Heckman for **Google / MySpace** alliance.
John Smelzer *Business Development*	EVP/Network and Business Development: Major Media Strategic Relationships Expert. Led mobile advertising for **FOX** Interactive Media, and held senior business development positions at FIM, **FOXSports.com**, **NBC Olympics.com**, **NFL** and the 1994 **FIFA** World Cup.
James Beser *Product/Operations*	SVP/Product Manager: Decade + experience as product manager for **Tribal Fusion**, **Double Fusion**, **DoubleClick**, **NetGravity**, and product strategy consultant for **PubMatic**.
Ben Joldersma *Chief Architect*	Lead architect/engineer with Heckman since 1998, architect of **Fox** Interactive's Scout.com CMS; key engineer with Rivals.com, consultant for **Microsoft**'s aQuantive, Selena Software and began his career as one of Microsoft's youngest engineers with **MSN**.
Investors	Fuse Capital: Ross Levinsohn, Fox Interactive President, GM, Alta Vista, Exec Producer, CBS Sportsline.com, HBO, Saatchi &Saatchi Prism Ventures: Woody Benson, fmr Chairman/CEO/Pres MCK Communications, Shiva, Lotus Angels: Jason Hirshhorn,fmrPresident, Viacom, MySpace; Casey Wasserman, Wasserman Media Group; Mike Slade, Microsoft, ESPN; Todd McCormack, IMG; Ed Wilson,fmr President Fox, Tribune and CBS; Michael Barrett, CEO, Ad Meld, Yahoo, Fox
Advisors	Code Advisors: Quincy Smith, fmrCEO, CBS Interactive, Fred Davis, fmrCEO, Davis, Shapiro Media Link: Michael Kassan, fmrPresident Western Media; Wenda Millard,fmrPresident Martha Stewart Living, CSO, Yahoo

5:1

5to1 Announces First and Only Major Media Syndicate

Publisher Curated; Audience Targeted; DSP Compliant

TM

- **Details:** September 29th, 6:00PM-8:00PM; Cocktails followed by roundtable discussion and bi-annual MediaLink dinner
- **Industry Leader Roundtable:** *Premium Advertising – Opportunities and Challenges for Top 1000 advertisers*
- **Moderator:** Michal Kassan, CEO MediaLink

[Michael Kassan's MediaLink] is the preeminent media representation and strategic advisory firm. [Kassan] conceptualizes and brokers media, sponsorship, integration, and alliance deals at the highest levels between media, entertainment, marketing and advertising firms.

- AllThingsD

- **Panelists (Market Validation):**

Wenda Millard – Pres., MediaLink (frmr Yahoo sales head)
Matt Spiegel - CEO, OMD
Sean Finnegan - CDO, Starcom
Ramsey McGrory - President, Right Media/Yahoo
Jon Miller - CDO, News Corp.

Ross Levinsohn - Fuse Capital (frmr FIM President)
Michael Barrett - CEO, AdMeld (frmr AOL/FIM sales head)
Jeremy Steinberg – Sales Head, FOXNews.com
Brent Spitzer – Sales Head, Discovery Digital
Brad Davis- Sales Head, Disney Online

- **Press Invitees:**

Peter Kafka - AllThingsD
Julia Angwin - WSJ
Emily Steele - WSJ
Stacey Kramer - PaidContent
Michael Arrington - TechCrunch
Claire Caine Miller - NYT

Kara Swisher - AllThingsD
Peter Loria - Daily Beast
Henry Blodget - Business Insider
Nick Carlson - Business Insider
Michael Learmonth - Ad Age
Diane Mermigas - MediaPost

- **Press Release Time-Line:** Internal draft finalized by 09-03-10; circulated to partners for approval by 09-07-10; finalized by 09-24-10

Platform Upgrades Unlock Demand for 5to1 Syndicate

- **Technology Upgrade Milestones Completed**
  - AppNexus fully integrated with Gallery
    - Data targeting capability achieved – mandated from digital advertising buyers
    - 5to1 listed as Premium seller in AppNexus interface (only non direct publisher in system)
    - Plugged into digital buying systems (Agency trading desks, DSP's)

- **Ramifications of Technology Upgrades on Demand**
  - **Direct Sales** – Upgrade allows for improved targeting, optimization and reporting
    - Able to submit competitive RFP responses with updated targeting capabilities
    - Able to work with trading desks or direct with agencies
    - Ever improving publisher list solidifies the reality of premium at scale
  - **Demand Aggregators** (Microsoft, Yahoo)
    - Integration allows aggregators to plug into 5to1 inventory
      - Microsoft – integration strategy complete, target launch Oct 1
      - Yahoo – in negotiation, intent confirmed
  - **Existing DSP Demand Ecosystem**
    - Integration allows all demand sources that we approve to see our inventory and purchase
      - DSP direct clients and agency extensions
    - Set minimums on 5to1 premium inventory will access high CPM demand in ecosystem
    - Custom code from AppNexus allows us to circumvent 2nd best bid environment to achieve firm pricing
    - Categorization of 5to1 as premium provides important distinction from other ad networks

Multiple Revenue Streams Now Available to 5to1

- **Agency Holding Company Demand Platforms**
  - Cadreon (McCann) – *Launch Partner*
  - Trading Desk (Omnicom) – *Launch Partner*
  - B3 (WPP)
  - Vivaki (Publicis)

- **Demand Aggregators**
  - Yahoo
  - Microsoft
  - 3rd Party DSP's (MediaMath, AppNexus, Right Media, Xplusone, etc.)

- **Direct Sales**
  - Launch sponsors
  - RFP to top 50 targets
  - RFP to top 1000 brands

5to1 Business Model

- **Lean Infrastructure and no integration costs mean highly scalable business**
  - No infrastructure/CapEx related to ad optimization required
  - No integration-costs related to campaigns
  - Plugs into demand side platforms (inventory) for targeting and efficiency
  - Publisher, NOT Algorithm, guarantees "Optimization" and efficiency
  - Unlocking budgets currently available (no block lists of major ad brands)
- **Exclusive, leading market position, new budget access, and no guarantees mean market-changing topline**



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Opex as % of Gr Rev
40%
39%
38%
37%
36%
35%
34%
33%
32%
31%
30%
Gross Margin
Q1-11
Q2-11
Q3-11
Q4-11
2012
At Scale
Opex as % of Gr Rev
Gross Margin

5:1

5to1 Recap

- **Market shift toward premium inventory**
  - 5to1 unlocks premium at scale with new middle tier – premium pricing, 100% brand protection
  - Positioned to capture significant share of brand reach budgets - $80Bn+ sitting offline today
- **Major media publishers demanding control**
  - 5to1 platform empowers publishers to regain complete control from remnant networks
  - Integrated into and adopted by top publishers
- **Lots of ideas and money invested, few deliver**
  - 5to1 team proven history of successful execution at scale
  - Every piece of the ad food chain validating and ready to help launch
  - 5to1 built, network at critical mass, in position to launch and exploit now